UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 8, 2023
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously announced on February 13, 2023, Rocket Companies, Inc. (the “Company”) has appointed Bill Emerson as the Company’s Interim Chief Executive Officer, effective June 1, 2023. This Current Report on Form 8-K/A (“Amendment No. 1”) amends Item 5.02 of the Company’s Current Report on Form 8-K filed on February 13, 2023 (the “Original Filing”) to disclose certain compensation arrangements in connection with Mr. Emerson’s appointment, which arrangements had not yet been determined when the Original Filing was filed. This Amendment No. 1 supplements the Original Filing and should be read in conjunction with the Original Filing.

On February 21, 2023, the Compensation Committee of the Board of Directors of the Company approved a base salary for Mr. Emerson in the amount of $600,000, effective June 1, 2023. Mr. Emerson will also be eligible for a target bonus of 100% of his base salary for 2023. In addition, Mr. Emerson will receive a grant of restricted stock units (“RSUs”) equal to $6,000,000 on March 3, 2023, which will vest in equal installments on each of the first three anniversaries of the date of the grant. The RSUs will be subject to the terms and conditions of the Company’s Omnibus Incentive Plan and an award agreement substantially in the form of the publicly filed RSU Agreement. Mr. Emerson will enter into an employment agreement and indemnification agreement with the Company each substantially in the form of the publicly filed Executive Employment Agreement and Indemnification Agreement, respectively.

The compensation arrangements described above will be provided to Mr. Emerson in connection with his previously announced appointment as the Company’s Interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2023

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	General Counsel and Secretary